Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies [Abstract]
Commitments and Contingencies

16.    Commitments and Contingencies

Commitments

The Company has non-cancelable contractual commitments of approximately $113 million as of December 31, 2023, which are primarily related to programming and content, leases, and other service arrangements. The majority of commitments will be paid over three years commencing in 2024.

Legal Proceedings

In the normal course of business, to facilitate transactions in services and products, the Company indemnifies certain parties. The Company has agreed to hold certain parties harmless against losses arising from a breach of representations or covenants, or out of intellectual property infringement or other claims made against certain parties. Several of these agreements limit the time within which an indemnification claim can be made and the amount of the claim. In addition, the Company has entered into indemnification agreements with its officers and directors, and its bylaws contain similar indemnification obligations to its agents.

Furthermore, many of the Company’s agreements with its customers and partners require the Company to indemnify them for certain intellectual property infringement claims against them, which would increase costs as a result of defending such claims, and may require that we pay significant damages if there were an adverse ruling in any such claims. Customers and partners may discontinue the use of the Company’s services and technologies as a result of injunctions or otherwise, which could result in loss of revenues and adversely impact the business.

It is not possible to make a reasonable estimate of the maximum potential amount under these indemnification agreements due to the unique facts and circumstances involved in each particular agreement. As of December 31, 2023 and 2022, there were no material indemnification claims that were probable or reasonably possible.

As of December 31, 2023, Rumble had received notification of several claims: 1) a lawsuit against the Company and one of its shareholders seeking a variety of relief including rescission of a share redemption sale agreement with the Company or damages alleged to be worth $419.0 million; 2) a patent infringement lawsuit against the Company, which later settled without any payment to the plaintiff; and 3) two putative class action lawsuits alleging violations of the Video Privacy Protection Act, one of which was dismissed voluntarily, the other of which was dismissed by a federal district court, then voluntarily dismissed on appeal without any exchange of consideration.

The Company is defending the claims and considers that the likelihood that it will be required to make a payment to plaintiffs to be remote.